                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):  April 19, 1999
                                                        ---------------------


                             AVIATION GROUP, INC.
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

             0-10124                                    75-2631373
      --------------------------                 -----------------------
       (Commission File Number)          (I.R.S. Employer Identification Number)

       700 North Pearl Street
            Suite 2170
           Dallas, Texas                                  75201
      --------------------------                 -----------------------
(Address of Principal Executive Offices)               (Zip Code)

                                (214) 922-8100
                    --------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
                 ---------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.   Changes in Registrant's Certifying Account


(a)  Previous independent accountants:

     (i) On April 19, 1999, Aviation Group, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP as the independent accountants for the Company.

     (ii) The report of PricewaterhouseCoopers LLP on the financial statements for the fiscal years ended June 30, 1997 and 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

     (iv) In connection with its audits for the fiscal years ended June 30, 1997 and 1998 and through April 19, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such fiscal years.

     (v) During the two most recent fiscal years and through April 19, 1999, there have been no reportable events (as defined in Regulation S-K
            Item 304(a)(1)(v)).

     (vi) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 19, 1999, is filed as Exhibit 1 to this Form 8-K.

(b)  New independent accountants:

     (i) The Registrant engaged Hein + Associates LLP as its new independent accountants as of April 19, 1999. During the two most recent fiscal years and through April 19, 1999, the Registrant has not consulted with Hein + Associates LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements (and no written report or oral advice has been provided to the Registrant by Hein + Associates LLP on an accounting, auditing or financial reporting issue); or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

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Item 7.   Financial Statements and Exhibits

     (c)    Exhibits

     The following exhibit is filed as part of this report:

   Exhibit
   -------

     1      Letter from PricewaterhouseCoopers LLP

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                                  SIGNATURES

     In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date:   April 19, 1999.

                                       AVIATION GROUP, INC.


                                       By:      /s/   Richard L. Morgan
                                          -----------------------------------
                                               Richard L. Morgan, Executive
                                               Vice President and Chief
                                               Financial Officer

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